Employee Benefit Plans	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Employee Benefit Plans
Note 27: Employee Benefit Plans
Retirement Benefits
The Company sponsors both defined benefit and defined contribution employee future benefit plans covering substantially all employees. Costs for future employee benefits are accrued over the periods in which employees earn the benefits. Defined benefit plans provide pension and other post-employment benefits (“OPEB”) to covered employees. Significant plans are valued under IAS 19,
Employee Benefits
, using the projected unit credit method.
The most significant funded defined benefit plans are the Thomson Reuters Group Pension Plan (“TRGP”), covering U.S. employees, and The Thomson Corporation PLC Pension Scheme (“TTC”), covering U.K. employees. The Company also has unfunded obligations consisting of supplemental executive retirement plans (“SERPs”) and OPEB consisting largely of retiree medical benefits, both primarily in the U.S. Defined benefit obligations in the rest of the world are less significant.
Defined benefit plan design and governance
Benefits payable are generally based on salary and years of service, although each plan has a unique benefits formula. Employees in the TTC plan (and in some smaller global plans) may also make voluntary contributions to augment future benefits. The normal retirement age is typically in the range of 60 to 65 years and benefits are generally payable in annuity or lump sum upon retirement. Most plans include provisions for early retirement, death, survivor and disability benefits. Under the TTC plan, vested benefits of former employees who are not yet of retirement age are held in deferment. Under the TRGP, former and future terminating employees with vested benefits have the option to receive benefits as a lump sum or to defer benefits until retirement. In addition, future TRGP retirees may receive benefits in lump sum or annuity. Eligible benefits under the TTC plan increase based on inflation, whereas TRGP benefits are not indexed to inflation. In some countries, the Company operates cash balance plans (accounted for as defined benefit obligations) where the accumulated balance on the pension account is based on employee and employer allocations and a promised annual crediting rate.
Except where required by law, virtually all defined benefit plans are closed to new employees.
The TRGP is a qualified pension plan in the U.S. and is governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). In its role as plan fiduciary, the Company has a policy to contribute at least the minimum required amount under ERISA.
Similar to the TRGP, the Company bears the cost of the TTC plan (less employee contributions). However, the responsibility for the management and governance of the TTC plan lies with an independent trustee board (the “Trustees”). The Trustees are responsible for carrying out triennial valuations (unless circumstances require an earlier review) and securing funding for benefit payments. To develop funding valuations and investment policies, the Trustees consult with the plan’s actuary (who is independent of the Company’s actuary), the plan’s investment advisors (also independent of the Company’s investment advisors) and the Company. The Trustees and the Company are required to agree on a schedule of contributions in support of funding objectives. These arrangements are updated in conjunction with the triennial valuations.

Other international locations operate various pension plans in accordance with local regulations and practices.
Curtailment and plan amendments
In 2019, curtailment gains of $8 million (2018 – $31 million) were recognized in the consolidated income statement reflecting reductions in the number of employees accruing service under various defined benefit plans. The 2019 amount of $8 million was recorded within “Other operating gains, net” (2018 – $19 million was recorded within “Other operating gains, net” and $12 million was recorded in “discontinued operations”).
In addition, in 2018, $8 million of expenses were recognized in the consolidated income statement for enhanced benefits, of which $5 million was recorded within “Other operating gains, net” and $3 million was recorded within “discontinued operations”.
Net defined benefit plan obligations
The movement on net defined benefit plan obligations was as follows:

	Pension Plans (1)		OPEB (1)		Total (1)

	2019	2018	2019	2018	2019	2018
As of January 1	(589)	(812)	(112)	(142)	(701)	(954)
Plan expense recognized in income statement:
Continuing operations	(67)	(74)	(13)	(5)	(80)	(79)
Discontinued operations	-	(18)	-	(2)	-	(20)
Actuarial (losses) gains	(49)	97	(4)	7	(53)	104
Exchange differences	1	12	-	2	1	14
Contributions paid	195	56	8	12	203	68
Disposals of businesses	-	148	1	19	1	167
Other	(1)	2	1	(3)	-	(1)
Net plan obligations as of December 31	(510)	(589)	(119)	(112)	(629)	(701)
Net plan surpluses recognized in non-current assets					85	7
Net plan obligations recognized in non-current liabilities					(714)	(708)
(1) Includes amounts for immaterial defined benefit and OPEB plans that are not included in the detailed analysis below.
Analysis of material defined benefit plans
The net surpluses (obligations) of the material defined benefit plans recognized in the consolidated statement of financial position were as follows:

	Funded		Unfunded (1)		OPEB		Total

As of December 31,	2019	2018	2019	2018	2019	2018	2019	2018
Present value of plan obligations	(3,628)	(3,164)	(299)	(279)	(102)	(104)	(4,029)	(3,547)
Fair value of plan assets	3,428	2,857	-	-	-	-	3,428	2,857
Net plan obligations	(200)	(307)	(299)	(279)	(102)	(104)	(601)	(690)
Net plan surpluses	83	5	-	-	-	-	83	5
Net plan obligations	(283)	(312)	(299)	(279)	(102)	(104)	(684)	(695)
(1) Unfunded pension plans consist of SERPs for eligible employees.

Defined benefit obligation
The following summarizes activity in the defined benefit obligation:

Present Value of Defined Benefit Obligations	Funded		Unfunded		OPEB		Total

	2019	2018	2019	2018	2019	2018	2019	2018
Opening defined benefit obligation	(3,164)	(7,182)	(279)	(325)	(104)	(114)	(3,547)	(7,621)
Current service cost	(39)	(72)	(2)	(2)	(1)	(1)	(42)	(75)
Administration fees	(11)	(11)	(1)	(1)	-	-	(12)	(12)
Interest cost	(119)	(177)	(12)	(11)	(4)	(4)	(135)	(192)
Actuarial (losses) gains from changes in financial assumptions (1)	(497)	460	(27)	20	(8)	7	(532)	487
Actuarial gains from changes in demographic assumptions (2)	52	9	4	1	1	2	57	12
Experience gains (losses)	1	9	(4)	3	6	(2)	3	10
Contributions by employees	(1)	(6)	-	-	(2)	(2)	(3)	(8)
Benefits paid	172	256	22	19	10	9	204	284
Administration fees disbursements	11	8	-	1	-	-	11	9
Curtailment gain (loss)	8	32	-	(1)	-	-	8	31
Disposals of businesses	-	3,337	-	15	-	-	-	3,352
Exchange differences	(42)	176	(1)	2	-	-	(43)	178
Other	1	(3)	1	-	-	1	2	(2)
Closing defined benefit obligation	(3,628)	(3,164)	(299)	(279)	(102)	(104)	(4,029)	(3,547)
(1) Losses in 2019 were primarily associated with a decrease in discount rates used to measure the obligation. Gains in 2018 were primarily associated with an increase in discount rates used to measure the obligation.
(2) Gains in 2019 and 2018 were primarily associated with new mortality tables, reflecting shorter life expectancy.
The total closing defined benefit obligation can be further analyzed by participant group and by geography.

	2019	2018		2019	2018
Active employees	30%	34%	U.S.	70%	70%
Deferred	33%	32%	U.K.	26%	26%
Retirees	37%	34%	Rest of world	4%	4%
Closing defined benefit obligation	100%	100%		100%	100%
The weighted-average duration of plan obligations for the TRGP and TTC in 2019 were 17 years (2018 – 17 years) and 18 years (2018 – 19 years), respectively.

Plan assets
The following summarizes activity in plan assets:

Fair Value of Plan Assets	Funded		Unfunded		OPEB		Total

	2019	2018	2019	2018	2019	2018	2019	2018
Opening fair value of plan assets	2,857	7,142	-	-	-	-	2,857	7,142
Interest income (1)	110	171	-	-	-	-	110	171
Return on plan assets excluding amounts included in interest income (2)	424	(510)	-	-	-	-	424	(510)
Contributions by employer	173	38	22	20	8	7	203	65
Contributions by employees	1	6	-	-	2	2	3	8
Benefits paid	(172)	(256)	(22)	(19)	(10)	(9)	(204)	(284)
Administration fees disbursements	(11)	(8)	-	(1)	-	-	(11)	(9)
Disposals of businesses	-	(3,537)	-	-	-	-	-	(3,537)
Exchange differences	43	(181)	-	-	-	-	43	(181)
Other	3	(8)	-	-	-	-	3	(8)
Closing fair value of plan assets	3,428	2,857	-	-	-	-	3,428	2,857
(1) Interest income is calculated using the discount rate for the period.
(2) Return on plan assets represents the difference between the actual return on plan assets and the interest income computed using the discount rate.

Investment policy of funded plans
Plan assets are invested to adequately secure benefits and to minimize the Company’s long-term contributions to the plans. However, specific investment allocations will vary across plans. The Company funds unfunded and OPEB plans as claims are made.
Plan fiduciaries, comprised of the Company or plan trustees, set investment policies and strategies for each funded plan and oversee investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Investment allocation takes into consideration a number of factors, including the funded status of the plan, a balance between risk and return, the plan’s liquidity needs, current and expected economic and market conditions, specific asset class risk as well as the risk profile and maturity pattern of the respective plan.
Target investment allocation ranges are guidelines, not limitations. Funded plans may have broadly diversified portfolios with investments in equities, fixed income, real estate, insurance contracts, derivatives and other asset classes through direct ownership or through other instruments such as mutual funds, commingled funds and hedge funds. Derivatives may be used to achieve investment objectives or as a component of risk management such as for interest rate and currency management strategies.

In aggregate, the major categories of plan assets for funded plans were as follows:

	Quoted (1)		Unquoted		Total

	2019	2018	2019	2018	2019	2018
Equities (2)
U.S.	144	113	50	38	194	151
U.K.	6	6	-	-	6	6
All other	92	74	479	410	571	484
Total Equities	242	193	529	448	771	641
Bonds (3)
Corporate
U.S.	201	181	698	613	899	794
U.K.	-	-	149	130	149	130
All other	2	2	54	-	56	2
Government
U.S.	2	2	552	513	554	515
All other	3	-	11	11	14	11
Other fixed income	68	71	112	55	180	126
Total Bonds	276	256	1,576	1,322	1,852	1,578
Multi-asset (4)
U.K.	7	-	-	-	7	-
All other	-	-	133	119	133	119
Total Multi-asset	7	-	133	119	140	119
Property	2	3	-	-	2	3
Insurance	-	-	38	37	38	37
Derivatives	-	1	266	220	266	221
Cash and cash equivalents	11	14	341	234	352	248
Other	1	2	6	8	7	10
Total	539	469	2,889	2,388	3,428	2,857
(1) Asset valuation based on Level 1 evidence under the fair value hierarchy: quoted prices (unadjusted) in active markets for identical assets or liabilities.
(2) Equities include direct shareholdings and funds focused on equity strategies.
(3) Bonds include direct credit holdings and funds focused on fixed income strategies. Within this grouping, Government includes debt issued by national, state and local government agencies and Other fixed income includes blended Corporate/Government credit strategies.
(4) Multi-asset includes funds that invest in a range of asset classes.
As of December 31, 2019 and 2018, there were no Thomson Reuters securities held in the Company’s pension plans’ assets.
Contributions
In 2019, the Company contributed $203 million to its material defined benefit plans including $167 million that was contributed to the TTC plan in February 2019 to satisfy U.K. pension law funding obligations arising from the sale of the Financial & Risk business. In 2018, the Company contributed $65 million to its material defined benefit plans, including $29 million to plans that were transferred with Financial & Risk.
In 2020, the Company expects to contribute approximately $35 million to its material defined benefit plans, $7 million in accordance with the normal funding policy of funded plans and $28 million for claims expected to arise under unfunded and OPEB plans.

From time to time, the Company may elect to make voluntary contributions to improve the funded status of the plans. For certain plans, the trustees have the right to call for special valuations, which could subsequently result in the Company having to make an unexpected contribution. Market-related factors may also affect the timing and amount of contributions. The amount and timing of any future required contributions to pension plans could differ significantly from the Company’s estimates at December 31, 2019.
Actuarial assumptions
The weighted-average actuarial assumptions were as follows:

	Funded		Unfunded		OPEB

As of December 31,	2019	2018	2019	2018	2019	2018
Discount rate	2.94%	3.82%	3.31%	4.27%	3.03%	4.08%
Inflation assumption	3.19%	3.25%	2.37%	2.33%	-	-
Rate of increase in salaries	3.44%	3.46%	3.50%	3.50%	3.40%	3.39%
Rate of increase in pension payments	3.03%	3.06%	3.05%	3.10%	-	-
Medical cost trend	-	-	-	-	6.25%	6.50%
Discount rate
The discount rate was based on current market interest rates of high-quality, fixed-rate debt securities adjusted to reflect the duration of expected future cash outflows for pension benefit payments. To estimate the discount rate, the Company used a hypothetical yield curve that represented yields on high quality zero-coupon
bonds with durations that mirrored the expected payment stream of the benefit obligation. For the TRGP and the TTC plans combined, a 0.25% increase or decrease in the discount rate would have decreased or increased the defined benefit obligation by approximately $150 million as of December 31, 2019.
Rates of inflation, increase in salaries and pension payments
The rate of inflation, which impacts increases in eligible U.K. pension payments, was determined by reference to consumer and retail price indices as well as other benchmarks. The assumption on salary growth is for the long term over the life of benefit plans. For the TRGP and the TTC plans combined, a 0.25% increase or decrease in the rate of increase in inflation and salary assumptions would have increased or decreased the defined benefit obligation by approximately $25 million and $15 million, respectively, as of December 31, 2019.
Medical cost trend
The medical cost trend is based on the Company’s actuarial medical claims experience and future projections of medical costs. The average medical cost trend rate used was 6.25% for 2019, which is reduced gradually to 5% in 2025. A 1% increase or decrease in the trend rate would have resulted in an increase or decrease in the benefit obligation for post-retirement benefits of approximately $10 million at December 31, 2019.
Mortality assumptions
The mortality assumptions used to assess the defined benefit obligation as of December 31, 2019 are based on the following:

•	TRGP: Pri 2012/MP-2019 Generational Table; and

•	TTC plan: SAPS S3 Light Tables with allowances for plan demographic specifics and longevity improvements.

The following table illustrates the life expectation in years of an average plan participant retiring at age 65 as of December 31, 2019 and 2018 and a plan participant at age 40 as of December 31, 2019 and 2018 retiring 25 years later at age 65 under the mortality assumptions used.

December 31, 2019	Life Expectation in Years

	Male	Female
Employee retiring as of December 31, 2019 at age 65	22	23
Employee age 40 as of December 31, 2019 retiring at age 65	24	25

December 31, 2018	Life Expectation in Years

	Male	Female
Employee retiring as of December 31, 2018 at age 65	22	24
Employee age 40 as of December 31, 2018 retiring at age 65	23	25
For the TRGP and the TTC plans combined, an increase in life expectancy of one year across all age groups would have increased the defined benefit obligation by approximately $90 million as of December 31, 2019.
The sensitivity analyses are based on a change in one assumption while holding all other assumptions constant, so that interdependencies between assumptions are excluded. The measurement methodology (i.e. present value of the obligation calculated using the projected unit credit method) applied in the sensitivity analyses is also consistent to that used to determine the defined benefit obligation in the consolidated statement of financial position.
Risks and uncertainties
The material risks and uncertainties the Company is exposed to in relation to defined benefit pension plans are:

•
Investment risk:
Returns on plan assets may not be sufficient to fund plan obligations. To mitigate such risk, plan fiduciaries maintain investment policies and periodically review investment allocations to ensure adequate support of funding objectives. Additionally, plan fiduciaries review fund manager performance against benchmarks for specific investment mandates.

•
Interest rate risk:
A fall in interest rates will increase the value of the plan obligations as well as the fixed income investments used to fund the obligations. Although a significant amount of plan assets are allocated to fixed income investments, the Company’s funded benefit plans do not strictly follow a liability matching investment strategy. As a result, plan liabilities may increase faster than assets in a declining interest rate environment, potentially requiring the Company to make additional contributions. Diversified asset allocations mitigate this risk by creating the potential to outperform increases in liabilities and to reinvest excess returns in liability matching assets, reducing the need for Company contributions.

•
Inflation risk:
Actual salary increases and pension increases linked to inflation may exceed expectations, resulting in higher than anticipated plan obligations. To mitigate this risk, certain plan assets are invested in hedging assets, which may include derivatives and inflation-linked bonds.

•	Currency risk: In some plans, obligations denominated in local currency may be partially funded by foreign investments. To hedge this currency mismatch, derivatives may be used.

•
Liquidity risk:
If a plan has insufficient cash to fund near term benefit payments, the Company may have to make additional contributions or unexpected changes in asset allocations may be required. This risk is mitigated as near-term pension payments are reasonably known and plans generally hold short-term debt securities to fund such payments.

•
Mortality risk:
Life expectancy may improve at a faster rate than expected, resulting in higher plan obligations. To mitigate this risk, life expectancy assumptions are reviewed in connection with periodic valuations.

For defined benefit retiree medical plans, the material risks are mortality risk, as described above, and costs being greater than assumed, either due to inflation of future medical costs or the frequency of participants’ claims.

Analysis of income and expense
Defined benefit plan expense for material defined benefit plans for years ended December 31, 2019 and 2018 was as follows:

Income Statement (1)	Funded		Unfunded		OPEB		Total

Year ended December 31,	2019	2018	2019	2018	2019	2018	2019	2018
Current service cost	39	52	2	2	1	1	42	55
Net interest cost	9	12	12	11	4	4	25	27
Administration fees	11	7	1	1	-	-	12	8
Curtailment (gain) loss	(8)	(20)	-	1	-	-	(8)	(19)
Plan amendments	-	5	-	-	-	-	-	5
Defined benefit plan expense - continuing operations	51	56	15	15	5	5	71	76
Defined benefit plan expense - discontinued operations (2)	-	16	-	-	-	1	-	17
(1) Current service cost and administration fees are included in the “Post-employment benefits” component of “Operating expenses” as set out in note 6. Net interest cost is reported in “Finance costs, net” as set out in note 8.
(2) Discontinued operations includes $12 million of curtailment gains.
Analysis of other comprehensive (income) loss
The following summarizes amounts recognized in other comprehensive (income) loss for material defined benefit plans:

Other Comprehensive (Income) Loss	Funded		Unfunded		OPEB		Total

Year ended December 31,	2019	2018	2019	2018	2019	2018	2019	2018
Remeasurement losses (gains) on defined benefit obligation:
Due to financial assumption changes	497	(460)	27	(20)	8	(7)	532	(487)
Due to demographic assumption changes	(52)	(9)	(4)	(1)	(1)	(2)	(57)	(12)
Due to experience	(1)	(9)	4	(3)	(6)	2	(3)	(10)
Return on plan assets greater than discount rate	(424)	510	-	-	-	-	(424)	510
Change in irrecoverable surplus other than interest	-	(102)	-	-	-	-	-	(102)
Total recognized in other comprehensive loss (income) before taxation	20	(70)	27	(24)	1	(7)	48	(101)
Other comprehensive loss (income) attributable to:
Continuing operations	20	(50)	27	(24)	1	(7)	48	(81)
Discontinued operations	-	(20)	-	-	-	-	-	(20)

Accumulated Comprehensive Loss (Income)	Funded		Unfunded		OPEB		Total

	2019	2018	2019	2018	2019	2018	2019	2018
Balance of actuarial losses (gains) at January 1	1,059	1,027	55	79	(88)	(81)	1,026	1,025
Net actuarial losses (gains) recognized in the year	20	32	27	(24)	1	(7)	48	1
Balance of actuarial losses (gains) at December 31	1,079	1,059	82	55	(87)	(88)	1,074	1,026
Balance of asset ceiling at January 1	312	406	-	-	-	-	312	406
Interest cost on irrecoverable surplus	-	8	-	-	-	-	-	8
Effects of the asset ceiling in the year	-	(102)	-	-	-	-	-	(102)
Balance of asset ceiling at December 31 (1)	312	312	-	-	-	-	312	312
Total accumulated comprehensive loss (income) at December 31	1,391	1,371	82	55	(87)	(88)	1,386	1,338
(1) Relates to the former Financial & Risk business disposed in 2018.

Defined contribution plans
The Company sponsors various defined contribution savings plans that provide for Company-matching contributions. Total expense related to defined contribution plans was $75 million in 2019 (2018—$74 million), which approximates the cash outlays related to the plans.